Filed Pursuant to Rule 497(e)
1933 Act File No. 002-93131
1940 Act No. 811-04044

Parnassus Asia Fund
Investor Class PAFSX | Institutional Class PFPSX

February 12, 2018
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Supplement to the Prospectus dated May 1, 2017
The Board of Trustees (the "Trustees") of Parnassus Funds has determined that it is in the best interests of the shareholders of the Parnassus Asia Fund (the "Fund") to liquidate the Fund.  The liquidation of the Fund is expected to be effective on Thursday, March 29, 2018, or at such other time as may be authorized by the Trustees (the "Liquidation Date").
Effective at market close on Friday, February 21, 2018, the Fund will cease accepting purchase orders from new or existing investors.  The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation.  The final tax year for the Fund will end on the Liquidation Date.
Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date.  If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder's account will be automatically redeemed and proceeds will be sent to the shareholder at their address of record.  Liquidation proceeds will be paid in cash for the redeemed shares at their net asset value.
To prepare for the closing and liquidation of the Fund, the Fund's portfolio manager will increase the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  As a result, after February 21, 2018, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.
Redemptions of shares (including redemptions caused by liquidation) are generally taxable.  Shareholders should consult their personal tax adviser concerning their particular tax situation.
All expenses of the liquidation of the Fund will be borne by Parnassus Investments.
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